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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of Earliest Event Reported): September 30, 1997
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                          LEUCADIA NATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


         1-5721                                          13-2615557
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(Commission File Number)                    (I.R.S. Employer Identification No.)


315 PARK AVENUE SOUTH, NEW YORK, N.Y.                               10010
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (212) 460-1900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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
Item 2.     Acquisition or Disposition of Assets
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            On September 30, 1997, Leucadia National Corporation ("Leucadia")

consummated the previously announced sale of all of the outstanding capital stock of its subsidiaries Colonial Penn Life Insurance Company and Providential

Life Insurance Company and certain related assets, including its health insurance operations, to Conseco, Inc. ("Conseco"). The sale was made pursuant to a Purchase Agreement dated as of April 30, 1997 (the "Purchase Agreement").

The sale price, which was determined on the basis of arms-length negotiations between Leucadia and Conseco, was $460 million and consisted of $60 million in cash and notes totaling $400 million due January 2, 2003. The notes accrue interest at a rate equal to the LIBO rate plus .50%.

            Prior to the sale, there were no material relationships between

Conseco and Leucadia or its affiliates, directors or officers or any associate of any director or officer of Leucadia.

            The foregoing description is qualified in its entirety by the

Purchase Agreement, which is incorporated by reference as an Exhibit to this

Report.

Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits
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            (c)   Exhibits

2 Purchase Agreement among Conseco, Inc., Leucadia National Corporation, Charter National Life Insurance Company, Colonial Penn Group, Inc., Colonial Penn Holdings Inc., Leucadia Financial Corporation, Intramerica Life Insurance Company, Colonial Penn Franklin Insurance Company and Colonial Penn Insurance Companyd dated as of April 30, 1997 (filed as
      Exhibit 10.1 to Leucadia's Quarterly Report on Form 10-Q for the Quarterly Period ended June 30, 1997).* The exhibits and schedules to this agreement have been omitted and will be furnished to the Securities and Exchange Commission upon request.




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      *  Incorporated by reference.



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
                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LEUCADIA NATIONAL CORPORATION

                                    By: /s/ Barbara L. Lowenthal
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                                       Barbara L. Lowenthal
                                       Vice President and
                                         Comptroller

Date: October 6, 1997





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
                                  EXHIBIT INDEX


Item No.
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2     Purchase Agreement among Conseco, Inc., Leucadia National Corporation,
      Charter National Life Insurance Company, Colonial Penn Group, Inc., Colonial Penn Holdings Inc., Leucadia Financial Corporation, Intramerica Life Insurance Company, Colonial Penn Franklin Insurance Company and Colonial Penn Insurance Company dated as of April 30, 1997 (filed as
      Exhibit 10.1 to Leucadia's Quarterly Report on Form 10-Q for the Quarterly Period ended June 30, 1997).* The exhibits and schedules to this agreement have been omitted and will be furnished to the Securities and Exchange Commission upon request.




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      *  Incorporated by reference.



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